Investments in Associates and Joint Ventures (Tables)	12 Months Ended
Dec. 31, 2022
Interests In Other Entities [Abstract]
Schedule of Disclosure of Information on Associates and Joint Ventures
Interests in Joint Arrangements

A joint arrangement can take the form of a joint venture or joint operation. All joint arrangements involve a contractual arrangement that establishes joint control, which exists only when decisions about the activities that significantly affect the returns of the investee require unanimous consent of the parties sharing control. A joint operation is a joint arrangement in which we have rights to the assets and obligations for the liabilities relating to the arrangement. A joint venture is a joint arrangement in which we have rights to only the net assets of the arrangement.

Joint ventures are accounted for in accordance with the policy “Investments in Associates and Joint Ventures”. Joint operations are accounted for by recognizing our share of the assets, liabilities, revenue, expenses and cash flows of the joint operation in our consolidated financial statements.

(CAD$ in millions)	NuevaUnión	Other	Total
At January 1, 2021	$1,061	$6	$1,067
Contributions	5	—	5
Changes in foreign exchange rates	(4)	(1)	(5)
Share of loss	(3)	—	(3)
Other	—	(4)	(4)
At December 31, 2021	$1,059	$1	$1,060
Contributions	4	—	4
Changes in foreign exchange rates	73	—	73
Share of income	4	—	4
Disposal of investment in associate	—	(1)	(1)
Other	(1)	—	(1)
At December 31, 2022	$1,139	$—	$1,139